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                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported):
                          September 8, 1998
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                   Miami Computer Supply Corporation
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         (Exact name of registrant as specified in its charter)

       Ohio                         000-21561                 31-1001529
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
   of incorporation)                                      Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                       45429
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (937) 291-8282
                                                      -------------
                                N/A
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       (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          On September 8, 1998, Miami Corporation Supply Corporation ("MCSC")
          announced that the Board of Directors has authorized the repurchase of up to 5.0% (approximately 535,000 shares) of the outstanding shares of common stock through open-market repurchases and privately negotiated repurchases, if any, from time to time when deemed appropriate by the management of the Company. The Company will base its repurchase decisions (including the timing and volume thereof) on such factors as the stock price, general economic and market conditions, the status of the Company's acquisition program and other factors. The purpose of the repurchase program is to, among other things, provide common stock at attractive prices for distribution to business owners in merger transactions and to fund the Company's 1998 Employee Payroll Deduction Stock Purchase Plan and the Company's 401(k) Plan.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Financial Statements
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               No financial statements are required.

     (b)  Pro Forma Financial Information
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               No pro forma financial information is required.

     (c)  Exhibits
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                No.                  Description
                ---                  -----------
                99        Press Release, dated September 8, 1998

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIAMI COMPUTER SUPPLY CORPORATION



                              /s/ Ira H. Stanley
                              ------------------------------------
                              By:    Ira H. Stanley
                                     Vice President - Finance
Date: September 15, 1998
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